EXHIBIT 99.3
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FOR IMMEDIATE RELEASE

NORTH ATLANTIC HOLDING COMPANY, INC.
NORTH ATLANTIC TRADING COMPANY, INC.
3029 WEST MUHAMMAD ALI BLVD, LOUISVILLE, KY 40212

Contact:          James W. Dobbins
                  Senior Vice President and General Counsel
                  (502) 778 4184

               NORTH ATLANTIC ANNOUNCES INVESTORS CONFERENCE CALL
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Louisville, KY, (April 2, 2007) - North Atlantic Holding Company, Inc. and North
Atlantic Trading Company, Inc. announced today that they will hold a conference call on WEDNESDAY APRIL 4, 2007 AT 11:30A.M. [Eastern Time] for their investors and other interested parties to discuss their financial results for the year ended December 31, 2006 and their current operations.

To participate in the call, investors and other interested parties should dial 1-800-311-9403 approximately ten minutes prior to the scheduled starting time. The passcode for the call is 95300.

For the Question and Answer portion of the call, the company will be pleased to address questions submitted in writing by 9.00am [Eastern Time] April 4th, 2007, to the following email address: 2006investorcall@nationaltobacco.com.

A recording of the call will be available for 7 days. Please access the recording by dialing 1-877-919-4059 and entering passcode 53839432.


North Atlantic Holding Company, Inc. and North Atlantic Trading Company, Inc. are holding companies which own National Tobacco Company, L.P., and North Atlantic Operating Company, Inc. (NAOC). National Tobacco Company is the third largest manufacturer and marketer of loose leaf chewing tobacco in the United States, selling its products under the brand names BEECH-NUT(R), STOKER(R), OUR PRIDE(R), TROPHY(R), HAVANA BLOSSOM(R), TENNESSEE CHEW(R) and DURANGO(R). NAOC imports and distributes premium cigarette papers and related products into the United States, which are sold under the ZIG-ZAG(R) brand name pursuant to an exclusive long-term distribution agreement with Bollore, S.A. NTC manufactures and distributes Make-Your-Own smoking tobaccos and related products under the ZIG-ZAG(R), STOKER(R) and OLD HILLSIDE(R) brand names. NTC also manufactures and distributes premium cigarettes under the ZIG-ZAG(R) brand name.

The Companies caution the reader that certain statements contained in this Press Release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and other important factors. The Companies' actual future results, performance or achievement of results may differ materially from any such results, performance or achievement implied by these statements. Among the factors that could affect the Companies' actual results and could cause results to differ from those anticipated in the forward-looking statements contained herein is the Companies' ability to comply with certain financial covenants contained in its Financing



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Agreement, its ability to implement its business strategy successfully, which may be dependent on business, financial and other factors beyond the Companies' control, including, among others, federal, state and/or local regulations and taxes, competitive pressures, prevailing changes in consumer preferences, consumer acceptance of new product introductions and other marketing initiatives, market acceptance of the Companies' current distribution programs, access to sufficient quantities of raw material or inventory to meet any sudden increase in demand, disruption to historical wholesale ordering patterns, product liability litigation and any disruption in access to capital necessary to achieve the Companies' business strategy. The Companies caution the reader not to put undue reliance on any forward-looking statements. In addition, the Companies do not have any intention or obligation to update the forward-looking statements in this document. The Companies claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934. Reference is made to Item 1A, "Risk Factors," in the Companies' Annual Reports on Form 10-K for the year ended December 31, 2006.






















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